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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1998, which appears in 3Dfx Interactive, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



PRICE WATERHOUSE, LLP

San Jose, California
June 29, 1998